UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2015

QUINSTREET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34628	77-0512121
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Tower Lane, 6th Floor

Foster City, CA 94404

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 578-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 11, 2015, QuinStreet, Inc. (“Company”) entered into a Third Amendment (“Third Amendment”) to the Second Amended and Restated Revolving Credit and Term Loan Agreement (“Credit Agreement”) with Comerica Bank (“Comerica”), as administrative agent and as lender, which among other things, reduced the size of the facilities (and accordingly, the Company’s related cash interest expense) to better align with the Company’s existing capital needs and to provide the Company with greater operating flexibility.

In connection with the Third Amendment, the Company paid in full, without premium or penalty, the outstanding term loan debt of $60.0 million, resulting in a termination of the term loan facility, and also terminated its interest rate swap agreement, which had served as a cash flow hedge with respect to the term loan facility. The Third Amendment also reduced the revolving loan commitments from $50.0 million to $25.0 million. On the effective date of the Third Amendment, the Company made an initial draw of $15.0 million under the revolving loan facility.

Pursuant to the Third Amendment, borrowings under the revolving loan facility bear interest at a rate of LIBOR plus 3% and are subject to a borrowing base consisting of eligible receivables and certain other customary conditions. The Company will pay to Comerica an annual facility fee of $62,500 plus an annual unused fee of twenty-five basis points of the undrawn revolving loan commitments. The Credit Agreement, as amended by the Third Amendment, expires on June 11, 2017.

The foregoing summary of the Third Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Third Amendment, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion of the Third Amendment to the Credit Agreement in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith.

Exhibit Number	Description

10.1	Third Amendment, dated as of June 11, 2015, to the Second Amended and Restated Revolving Credit and Term Loan Agreement, as amended from time to time, by and among QuinStreet, Inc., Comerica Bank, as administrative agent, and certain lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINSTREET, INC.

Dated: June 12, 2015	By:	/s/ Douglas Valenti
Douglas Valenti
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Third Amendment, dated as of June 11, 2015, to the Second Amended and Restated Revolving Credit and Term Loan Agreement, as amended from time to time, by and among QuinStreet, Inc., Comerica Bank, as administrative agent, and certain lenders party thereto.